UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2020

CLEARSIGN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Washington	001-35521	26-2056298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12870 Interurban Avenue South

Seattle, Washington 98168

(Address of principal executive offices and zip code)

206-673-4848

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	CLIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Entry into At-the-Market Sales Agreement

On December 23, 2020, ClearSign Technologies Corporation (the “Company”) entered into an At-the-Market Sales Agreement (the “Sales Agreement”) with Virtu Americas LLC, as agent (“Virtu”), pursuant to which the Company may offer and sell, from time to time through Virtu, shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), having an aggregate offering price of up to $15.0 million (the “Shares”).

The offer and sale of the Shares will be made pursuant to a shelf registration statement on Form S-3 and the related prospectus (File No. 333-232402) filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 27, 2019 and declared effective by the SEC on July 12, 2019, as supplemented by a prospectus supplement dated December 23, 2020 and filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”, and such offering, the “Offering”).

Pursuant to the Sales Agreement, Virtu may sell the Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) of the Securities Act or any other method permitted by law. Virtu will use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Shares from time to time, based upon instructions from the Company, including any price or size limits or other customary parameters or conditions the Company may impose.

The Company is not obligated to make any sales of the Shares under the Sales Agreement. The offering of Shares pursuant to the Sales Agreement will terminate upon the earliest of (a) the sale of all of the Shares subject to the Sales Agreement or (b) the termination of the Sales Agreement by Virtu or the Company, as permitted therein.

The Company will pay Virtu a commission rate of up to 3.0% of the aggregate gross proceeds from each sale of Shares and have agreed to provide Virtu with customary indemnification and contribution rights. The Company will also reimburse Virtu for certain specified expenses in connection with entering into the Sales Agreement. The Sales Agreement contains customary representations and warranties and conditions to the placements of the Shares pursuant thereto.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The opinion of the Company’s counsel regarding the validity of the Shares that will be issued pursuant to the Sales Agreement is also filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Common Stock discussed herein, nor shall there be any offer, solicitation, or sale of Common Stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Waiver from clirSPV LLC of its Participation Right

In connection with a private placement of the Company’s Common Stock pursuant to a Stock Purchase Agreement, dated July 12, 2018, the Company granted to clirSPV LLC (the “SPV”) a right to purchase certain new equity securities that the Company sells for the purpose of raising capital on terms and conditions no different from those offered to other purchasers (the “Participation Right”). The purpose of the Participation Right is to allow the SPV to keep its 19.99% ownership of the Company’s Common Stock (the “Percentage Ownership”). In no event may the SPV exercise the Participation Right to the extent it would cause the SPV to own 20% or more of the Company’s then outstanding shares of Common Stock or hold shares with 20% or more of the voting power of the Company. The Company and the SPV entered into a written waiver dated December 18, 2020, pursuant to which the SPV waived its right to exercise the Participation Right in connection with the Offering. In lieu of participating in the Offering, the Company and the SPV agreed that, for each sale of no less than 100,000 shares of Common Stock to a single investor (each such sale, a “Block Trade”) made in the Offering, the SPV may, for a period of 20 business days following such Block Trade, purchase from the Company at the price sold to such investor in the Block Trade, unregistered shares of Common Stock up to a number of shares of Common Stock that will allow the SPV to maintain the Percentage Ownership.

Robert T. Hoffman Sr., one of the Company's directors, is the managing member of GPCLIRSPV LLC, which is the managing member of the SPV. Mr. Hoffman has voting and investment control over the shares of Common Stock owned by the SPV. The SPV is the largest shareholder of the Company.

The statements in this Current Report include forward-looking statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements, including as a result of those factors set forth in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2019 filed on March 30, 2020 and all other filings with the Securities and Exchange Commission after that date. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	At-the-Market Sales Agreement, dated December 23, 2020, by and between ClearSign Technologies Corporation and Virtu Americas LLC.

5.1	Opinion of Mitchell Silberberg & Knupp LLP.

23.1	Consent of Mitchell Silberberg & Knupp (contained in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARSIGN TECHNOLOGIES CORPORATION

Date: December 23, 2020	By:	/s/ Colin J. Deller
Colin J. Deller
Chief Executive Officer